UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06265

Nuveen Pennsylvania Investment Quality Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

# Nuveen Investments
# Municipal Closed-End Funds

*It's not what you earn, it's what you keep.®*

**Semi-Annual Report** October 31, 2015

**NXJ**
Nuveen New Jersey Dividend Advantage Municipal Fund

**NJV**
Nuveen New Jersey Municipal Value Fund

**NQP**
Nuveen Pennsylvania Investment Quality Municipal Fund

**NPN**
Nuveen Pennsylvania Municipal Value Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Portfolios of Investments	18

Statement of Assets and Liabilities	50

Statement of Operations	51

Statement of Changes in Net Assets	52

Statement of Cash Flows	54

Financial Highlights	56

Notes to Financial Statements	61

Additional Fund Information	75

Glossary of Terms Used in this Report	76

Reinvest Automatically, Easily and Conveniently	78

Annual Investment Management Agreement Approval Process	79

Nuveen Investments	3

Chairman's Letter to Shareholders
Dear Shareholders,
For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.
As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the economy's underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. How efficiently the financial markets process the confluence of rising borrowing costs, softer commodity prices, stubbornly low U.S. inflation, and a strong U.S. dollar, against a backdrop of anemic global economic growth, remains to be seen.
Nevertheless, the global recovery continues to be led by the United States. Policy makers in Europe and Japan are deploying their available tools to try to bolster their economies' fragile growth, while Chinese authorities have stepped up efforts to manage China's slowdown. With sentiment regarding China growing increasingly bearish and the Fed now working toward normalizing its interest-rate policy, the actions of the world's central banks remain under intense scrutiny.
In the meantime, asset prices could continue to churn as risks both known and unknown begin to emerge. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
December 21, 2015

4	Nuveen Investments

Portfolio Manager's Comments
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Municipal Value Fund (NPN)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Paul L. Brennan, CFA, reviews key investment strategies and the six-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these four Funds in 2011.
What key strategies were used to manage these Funds during the six-month reporting period ended October 31, 2015?
During this six-month reporting period, municipal bonds sold off in June and July as strengthening U.S. economic data increased the probability of the U.S. Federal Reserve (Fed) raising its benchmark interest rate possibly as early as September, but then rallied late in the reporting period as weaker economic data abroad caused those expectations to be reassessed. Overall, municipal bond yields, which move inversely to prices, ended the reporting period slightly lower than where they began. In general, Pennsylvania municipal paper slightly outperformed the national market, while municipal bonds issued in New Jersey tended to lag the overall municipal market return for the reporting period. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
National municipal supply was down 4.4% over this six-month reporting period compared to the prior six-month period (November 2014 through April 2015). Pennsylvania issuance saw an even larger drop, decreasing 18.6%, while New Jersey's supply rose 19.5% in gross issuance for the same time period comparison. State-level issuance can be volatile relative to the national level, depending on the size and frequency of deals coming to market in an individual state over a given period. In this case, New Jersey tapped the capital markets in this reporting period through the sale of two fairly large issues, which boosted the state's overall supply. In contrast, Pennsylvania's declining supply reflects the state's robust issuance in the prior six-month reporting period, with fewer deals in this current reporting period. Although municipal supply fell slightly, refunding activity continued at a robust pace, as bond issuers, prompted by low interest rates, sought to lower debt service costs by retiring older bonds from the proceeds of lower cost new bond issues.
Much of our investment activity focus was on reinvesting the cash generated by current calls into bonds with intermediate and longer maturities that could help us offset the decline in rates and maintain investment performance potential. We also boosted the Funds' exposure to credits with lower investment grade ratings, including A, BBB and BB rated bonds. These Funds were well positioned coming into the reporting period, so we could be selective in looking for opportunities to purchase bonds that added value and continued to help us achieve our goals for the Funds.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc., (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager's Comments (continued)
For the New Jersey Funds, given the State of New Jersey's ongoing fiscal challenges, we continued to limit exposure to state-supported obligations and instead emphasized opportunities at the local (county and city/township) level, where many higher rated borrowers were issuing debt that we found attractive. Although the higher ratings of these local bonds offered lower yields, we believed the trade-off was worthwhile given the State's recent credit downgrade, the relative underperformance of state-supported bonds and our goal to keep the Funds fully invested. For those opportunities that did have a state-backed component, we tried to mitigate that exposure where possible. For example, in the education sector, we bought some credits issued for New Jersey public colleges that not only receive support from the state but also charge tuition, providing a more diverse revenue stream and the ability to raise tuition if needed. Also within the education sector, we added some New Jersey Higher Education Student Loan revenue bonds. Another notable purchase for the New Jersey Funds during this reporting period was one of the two large issues New Jersey sold in late August, a bond issued for the New Jersey Economic Development Authority (EDA). Prior to the bond's issuance, New Jersey's municipal market sold off and yield spreads widened, as investors continued to worry about the state's fiscal health and downgraded credit situation (as described in the performance section). We bought a position in the EDA credits and remain watchful of the situation. Another area of caution in the New Jersey municipal market has been Atlantic City, which has been mired in financial crisis. However, the New Jersey Funds have no exposure to the city's debt and we remained more focused on the concerns at the state level.
The overall positioning in the Pennsylvania Funds also remained relatively unchanged over this reporting period. As in the New Jersey Funds, NQP and NPN also tilted slightly toward lower rated credits as the period progressed. From a sector standpoint, the Pennsylvania Funds' U.S. guaranteed sector allocation rose during the reporting period, due to a number of advance refundings (which are typically escrowed in U.S. Treasury securities) rather than an active trading strategy. Additions to NQP and NPN included bonds issued for Albert Einstein Medical Center, a hospital in the Philadelphia suburbs and some utility projects. We continued to minimize exposure to Pennsylvania's state government-backed bonds, as its fiscal situation is hampered by an aging population, a lagging jobs recovery and pension legacy issues, to name a few concerns.
Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. As previously mentioned, call activity was elevated during the reporting period, providing ample cash and driving much of our trading. In NXJ and NJV, we continued to carefully manage exposure to New Jersey State-backed bonds in favor of county and municipality issuers. Furthermore, as the fundamentals and the outlook for the Commonwealth of Puerto Rico continued to deteriorate, all four Funds further reduced their allocations to Puerto Rico holdings, with NJV and NPN selling all of their remaining exposure before the end of the reporting period. NXJ sold some bonds issued for schools on the Island. Although the schools had no direct ties to the government, we believed their bonds faced ratings pressure due to a declining fundamental backdrop, as the population has continued to decline and college-age students have been leaving the Island.
As of October 31, 2015, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NXJ also invested in forward interest rates swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark. Since interest rates generally decrease during the reporting periods, the swaps had a negative impact on performance.
How did the Funds perform during the six-month reporting period ended October 31, 2015?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the six-month, one-year, five-year, ten-year and since inception periods ended October 31, 2015. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification averages. For the six months ended October 31, 2015, the total returns at common share NAV for NXJ and NQP exceeded the returns for their respective state's S&P Municipal Bond Index as well as the national S&P Municipal Bond Index, while NJV and NPN

6	Nuveen Investments

trailed their respective state's S&P Municipal Bond Index and the national S&P Municipal Bond Index. For the same period, NXJ outpaced the average return for the Lipper New Jersey Municipal Debt Funds Classification Average, but NJV lagged the average. NQP outperformed the Lipper Pennsylvania Municipal Debt Funds Classification Average, while NPN underperformed this Lipper average for the six-month reporting period.
Key management factors that influenced the Funds' returns included duration and yield curve positioning, credit exposure and sector allocation. Keeping the Funds fully invested throughout the reporting period also was beneficial for performance. In addition, the use of regulatory leverage was an important positive factor affecting the performance of NXJ and NQP. The main reason that NJV and NPN trailed the other corresponding state Funds in this report for the six-month reporting period was that these two Funds do not use regulatory leverage and had in place only modest effective leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
Municipal bonds with intermediate and longer maturities generally outperformed those with shorter maturities. In general, the Funds' durations and yield curve positioning were positive for performance. Consistent with our long term strategy, these Funds tended to have longer durations than their respective states' municipal markets, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperforming shorter end of the curve. This was especially true in NXJ, which had the longest duration among the four Funds and its greater sensitivity to changes in interest rates benefited NXJ's performance.
During this reporting period, lower rated bonds generally outperformed higher quality bonds. Investors have been more willing to accept risk, as credit fundamentals have broadly continued to improve (with notable exceptions, such as State of New Jersey and to a lesser extent Commonwealth of Pennsylvania) and demand for higher yielding assets remained robust in the low interest rate environment. These Funds tended to have overweights in A rated and BBB rated bonds and underweights in the AAA rated and AA rated categories relative to their benchmark. Credit exposure was a positive contributor to the two Pennsylvania Funds' performance, but had less impact on the two New Jersey Funds' returns.
The performance of NXJ and NJV was primarily driven by the overall weakening in issues tied to the State of New Jersey during this reporting period. New Jersey state general obligation bonds (GOs) underperformed as the market continued to penalize these bonds for credit downgrades by all three major rating agencies. As of April 2015, New Jersey state GO debt ratings were A2/A/A by Moody's S&P and Fitch (with negative outlooks by Moody's and Fitch) and New Jersey appropriation-backed debt was rated A3/A-/A- by Moody's, S&P and Fitch, respectively, also with negative outlooks by Moody's and Fitch. Relative to the state benchmark index, the New Jersey Funds have underweight exposure to the State of New Jersey, which was generally advantageous to relative performance. However, on absolute terms, gains in NXJ and NJV were tempered by the lagging performance of bond issues tied to the State of New Jersey.
Pennsylvania faces some of the same budgetary and pension issues as New Jersey although to a lesser degree. Pennsylvania's budget was due July 1st, but legislators remained at an impasse as of the close of this reporting period. In mid-October, Moody's issued a negative outlook, citing concerns about the state's fiscal imbalances and its political gridlock, and signaled the potential for another credit downgrade. Pennsylvania already saw the ratings on its GO debt lowered in 2014, from Aa2/AA/AA to Aa3/AA-/AA-as of October 2014. The Pennsylvania Funds have less exposure to their state GOs than the New Jersey Funds have to New Jersey GOs, as Pennsylvania's municipal bond market offers a broader range of non-GO opportunities than New Jersey's market.
Although state GOs were an underperforming segment of the market and a detractor from the performance of these four Funds, sector positioning was generally beneficial to relative performance. The health care sector was a positive contributor to all four Funds, especially for NXJ and NJV. The health care sector has been an attractive source of ideas for us. The advent of the Affordable Health Care Act has encouraged health care providers to increase the scale of their businesses through affiliations and consolidations. Consolidation activity has been particularly strong in New Jersey, to the benefit of the New Jersey Funds' health care holdings. Tobacco settlement bonds also provided relative gains for the New Jersey Funds. Tobacco settlement bonds, which are repaid from the money U.S. tobacco companies owe to states under the 1998 Master Settlement Agreement, performed well during this reporting

Nuveen Investments	7

Portfolio Manager's Comments (continued)
period. Several positive developments drove the rally, including a potential rise in tobacco shipments after a decade of declines, as well as a favorable litigation outcome for the State of New York that bodes well for the other states still in dispute with tobacco companies. In the Pennsylvania Funds, toll roads were another standout performer, with strong results from bonds issued for the Pennsylvania State Turnpike Commission and two toll bridge projects that connect New Jersey, Delaware and Pennsylvania. The projects are managed by bi-state agencies, the Delaware River Port Authority and the Delaware River Joint Toll Bridge, and the bonds they issue are tax-exempt in both of their respective states. Additionally, good performance from a retirement facility credit added value to NQP and NPN during this reporting period.
The poorest performing market segment for the reporting period was pre-refunded bonds, which are often backed by U.S. Treasury securities. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had allocations of pre-refunded bonds, with the two Pennsylvania Funds having the heaviest weightings.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law.
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NXJ and NQP had limited exposure to Puerto Rico debt, 0.60% and 0.67%, respectively, at the end of the reporting period, while NJV and NPN did not hold any Puerto Rico bonds at period-end. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.

8	Nuveen Investments

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.
As of October 31, 2015, the Funds' percentages of leverage are as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Effective Leverage*	38.78%	9.14%	36.72%	2.65%
Regulatory Leverage*	32.39%	N/A	31.15%	N/A

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

N/A	The Fund does not use Regulatory leverage.

Nuveen Investments	9

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of October 31, 2015, NXJ and NQP have issued and outstanding, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	VMTP Shares		VRDP Shares
		Shares		Shares
		Issued at		Issued at
		Liquidation		Liquidation
	Series	Value	Series	Value	Total
NXJ	—	—	1	$81,000,000
	—	—	2	$144,300,000
	—	—	3	$88,600,000
				$313,900,000	$313,900,000
NQP	2017	$48,000,000	2	$112,500,000
	—	—	3	$105,000,000
		$48,000,000		$217,500,000	$265,500,000
Refer to Notes to Financial Statements, Note – 4 Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund's respective transactions.

10	Nuveen Investments

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of October 31, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NXJ	NJV	NQP	NPN
May 2015	$0.0680	$0.0500	$0.0690	$0.0520
June	0.0680	0.0490	0.0690	0.0520
July	0.0680	0.0490	0.0690	0.0520
August	0.0680	0.0490	0.0690	0.0520
September	0.0680	0.0490	0.0690	0.0520
October 2015	0.0680	0.0490	0.0690	0.0520

Market Yield*	6.18%	4.07%	6.19%	4.19%
Taxable-Equivalent Yield*	9.17%	6.04%	8.87%	6.00%

*
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
As of October 31, 2015, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	11

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2015, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of October 31, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common shares cumulatively repurchased and retired	569,400	15,000	363,400	0
Common shares authorized for repurchase	4,285,000	155,000	3,780,000	120,000
During the current reporting period, the following Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NXJ	NQP
Common shares repurchased and retired	434,400	121,000
Weighted average price per common share repurchased and retired	$12.84	$13.12
Weighted average discount per common share repurchased and retired	15.41%	15.08%
OTHER COMMON SHARE INFORMATION
As of October 31, 2015, and during the current reporting period, the Funds' common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common share NAV	$15.37	$16.20	$15.55	$16.27
Common share price	$13.20	$14.46	$13.38	$14.88
Premium/(Discount) to NAV	(14.12)%	(10.74)%	(13.95)%	(8.54)%
6-month average premium/(discount) to NAV	(14.87)%	(12.65)%	(14.56)%	(7.55)%

12	Nuveen Investments

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NXJ.
Nuveen New Jersey Municipal Value Fund (NJV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NJV.
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NQP.
Nuveen Pennsylvania Municipal Value Fund (NPN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPN.

Nuveen Investments	13

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	1.65%	2.75%	6.08%	5.66%
NXJ at Common Share Price	0.29%	3.66%	3.49%	4.86%
S&P Municipal Bond New Jersey Index	0.84%	1.40%	4.26%	4.70%
S&P Municipal Bond Index	1.58%	2.87%	4.41%	4.69%
Lipper New Jersey Municipal Debt Funds Classification Average	1.22%	2.18%	6.24%	5.82%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	146.7%
Common Stocks	0.1%
Other Assets Less Liabilities	1.1%
Net Assets Plus VRDP Shares, at Liquidation Value	147.9%
VRDP Shares, at Liquidation Value	(47.9)%
Net Assets	100%

Portfolio Composition
(% of total investments)1
Tax Obligation/Limited	22.9%
Transportation	17.6%
Health Care	16.2%
Education and Civic Organizations	10.6%
U.S. Guaranteed	9.4%
Tax Obligation/General	5.6%
Water and Sewer	4.2%
Other	13.5%
Total	100%

Credit Quality
(% of total investment exposure)1
AAA/U.S. Guaranteed	15.8%
AA	35.7%
A	31.7%
BBB	9.7%
BB or Lower	6.4%
N/R (not rated)	0.6%
N/A (not applicable)	0.1%
Total	100%

1	Excluding investments in derivatives.

14	Nuveen Investments

NJV
Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NJV at Common Share NAV	0.54%	2.30%	5.01%	7.02%
NJV at Common Share Price	0.07%	7.14%	3.78%	4.76%
S&P Municipal Bond New Jersey Index	0.84%	1.40%	4.26%	5.36%
S&P Municipal Bond Index	1.58%	2.87%	4.41%	5.51%
Lipper New Jersey Municipal Debt Funds Classification Average	1.22%	2.18%	6.24%	6.45%
Since inception returns are from April 28, 2009. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	101.0%
Common Stocks	2.8%
Other Assets Less Liabilities	2.2%
Net Assets Plus Floating Rate Obligations	106.0%
Floating Rate Obligations	(6.0)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.3%
Health Care	19.0%
Education and Civic Organizations	13.2%
Transportation	10.9%
Tax Obligation/General	7.8%
Housing/Multifamily	6.4%
U.S. Guaranteed	5.7%
Other	10.7%
Total	100%

Credit Quality
(% of total investment exposure)
AAA	5.5%
AA	35.0%
A	32.7%
BBB	17.8%
BB or Lower	4.4%
N/R (not rated)	2.0%
N/A (not applicable)	2.6%
Total	100%

Nuveen Investments	15

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	2.11%	4.14%	6.43%	5.83%
NQP at Common Share Price	(0.48)%	3.47%	4.32%	5.60%
S&P Municipal Bond Pennsylvania Index	1.69%	3.07%	4.62%	4.83%
S&P Municipal Bond Index	1.58%	2.87%	4.41%	4.69%
Lipper Pennsylvania Municipal Debt Funds Classification Average	1.93%	3.94%	6.22%	5.47%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.5%
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations, VMTP Shares, at Liquidation Value & VRDP Shares, at Liquidation Value	150.3%
Floating Rate Obligations	(5.0)%
VMTP Shares, at Liquidation Value	(8.2)%
VRDP Shares, at Liquidation Value	(37.1)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	19.7%
Tax Obligation/General	18.7%
Education and Civic Organizations	13.8%
U.S. Guaranteed	10.6%
Tax Obligation/Limited	7.2%
Water and Sewer	7.1%
Transportation	5.5%
Utilities	5.3%
Other	12.1%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	10.6%
AA	44.8%
A	27.8%
BBB	11.0%
BB or Lower	3.2%
N/R (not rated)	2.6%
Total	100%

16	Nuveen Investments

NPN
Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of October 31, 2015
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
NPN at Common Share NAV	1.37%	3.25%	5.27%	6.80%
NPN at Common Share Price	(2.41)%	2.36%	4.01%	4.85%
S&P Municipal Bond Pennsylvania Index	1.69%	3.07%	4.62%	5.56%
S&P Municipal Bond Index	1.58%	2.87%	4.41%	5.51%
Lipper Pennsylvania Municipal Debt Funds Classification Average	1.93%	3.94%	6.22%	6.25%
Since inception returns are from April 28, 2009. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund's shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Portfolio Composition
(% of total investments)
U.S. Guaranteed	17.2%
Health Care	14.8%
Tax Obligation/Limited	13.0%
Education and Civic Organizations	9.7%
Water and Sewer	9.7%
Tax Obligation/General	8.8%
Long-Term Care	5.9%
Utilities	5.8%
Housing/Multifamily	5.3%
Other	9.8%
Total	100%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.7%
AA	36.5%
A	26.7%
BBB	16.9%
BB or Lower	1.7%
N/R (not rated)	1.5%
Total	100%

Nuveen Investments	17

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 146.7% (99.9% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$1,720	5.000%, 1/01/32	1/16 at 100.00	Caa1	$1,296,020
1,485	5.125%, 1/01/37	1/16 at 100.00	Caa1	1,119,274
3,205	Total Consumer Discretionary			2,415,294
	Consumer Staples – 5.2% (3.5% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,620	4.500%, 6/01/23	6/17 at 100.00	BB	3,644,435
32,225	4.750%, 6/01/34	6/17 at 100.00	B–	26,129,959
4,890	5.000%, 6/01/41	6/17 at 100.00	B–	3,976,744
40,735	Total Consumer Staples			33,751,138
	Education and Civic Organizations – 15.5% (10.6% of Total Investments)
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	1,972,115
345	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Projects, Series 2015A, 3.375%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	332,128
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	2,467,463
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.283%, 12/15/36 (IF) (4)	6/23 at 100.00	Aa3	3,568,784
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
2,475	5.000%, 7/01/38	7/23 at 100.00	AA	2,717,476
3,250	5.000%, 7/01/43	7/23 at 100.00	AA	3,552,413
250	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	Baa2	262,083
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,104,334
5,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	No Opt. Call	AA–	5,509,250
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	AA–	2,733,869
1,600	5.000%, 7/01/33	7/25 at 100.00	AA–	1,815,040
1,000	5.000%, 7/01/34	7/25 at 100.00	AA–	1,131,750
5,955	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	6,468,142
	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C:
1,500	5.250%, 7/01/32	7/20 at 100.00	A2	1,639,815
1,000	5.375%, 7/01/41	7/20 at 100.00	A2	1,088,620
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33	No Opt. Call	AAA	1,065,880
4,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0099, 13.539%, 7/01/19 (IF)	No Opt. Call	AAA	5,867,553

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0149, 13.802%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	$5,879,200
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B:
550	5.000%, 7/01/37	7/22 at 100.00	A	598,670
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,137,392
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,120	5.000%, 7/01/32	7/21 at 100.00	BBB	1,193,797
740	5.000%, 7/01/37	7/21 at 100.00	BBB	783,712
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/35	7/25 at 100.00	A	1,338,180
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D:
675	5.000%, 7/01/38	7/23 at 100.00	A	741,130
1,935	5.000%, 7/01/43	7/23 at 100.00	A	2,115,052
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2015C, 5.000%, 7/01/40	7/25 at 100.00	A+	4,991,376
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA	219,626
1,000	5.000%, 7/01/19	No Opt. Call	AA	1,123,720
3,070	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	3,306,114
1,185	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	1,251,206
960	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	1,032,557
1,750	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	1,946,438
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
5,670	4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	6,021,540
1,925	4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,049,528
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	538,010
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A, 3.750%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,013,790
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A:
5,000	4.000%, 12/01/28 (Alternative Minimum Tax)	12/24 at 100.00	AA	5,046,250
2,575	4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	AA	2,579,841
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151:
1,400	11.829%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,562,400
1,250	11.762%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	No Opt. Call	AA	1,318,150
850	12.327%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	No Opt. Call	AA	883,592
250	12.897%, 12/01/26 (Alternative Minimum Tax) (IF) (4)	No Opt. Call	AA	263,790
2,500	13.898%, 12/01/27 (IF) (4)	No Opt. Call	AA	2,678,400
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.917%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	2,807,440
575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	630,902
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.203%, 5/01/21 (IF) (4)	No Opt. Call	Aa3	3,169,133
89,105	Total Education and Civic Organizations			101,517,651

Nuveen Investments	19

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 1.7% (1.2% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
$8,700	5.750%, 10/01/21	No Opt. Call	Ba2	$9,377,295
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,831,485
10,200	Total Financials			11,208,780
	Health Care – 23.9% (16.2% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	No Opt. Call	BBB+	198,952
220	5.000%, 2/15/26	No Opt. Call	BBB+	248,376
1,320	5.000%, 2/15/27	No Opt. Call	BBB+	1,476,235
1,385	5.000%, 2/15/28	No Opt. Call	BBB+	1,530,577
1,385	5.000%, 2/15/29	No Opt. Call	BBB+	1,514,027
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,692,175
3,040	5.000%, 2/15/33	No Opt. Call	BBB+	3,262,528
145	5.000%, 2/15/34	No Opt. Call	BBB+	155,191
1,950	5.000%, 2/15/35	No Opt. Call	BBB+	2,081,372
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	6,890,316
5,110	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	5,529,327
2,500	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.741%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	3,526,800
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	7/21 at 100.00	BB+	2,179,820
2,500	6.250%, 7/01/35	7/21 at 100.00	BB+	2,695,850
2,050	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,122,242
1,140	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	A–	1,311,399
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
3,125	5.250%, 7/01/31	7/23 at 100.00	BBB	3,427,125
1,560	5.500%, 7/01/43	7/23 at 100.00	BBB	1,724,533
6,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	7,152,041
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	10,851,900
3,765	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	3,917,821
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
2,055	5.000%, 7/01/45	7/24 at 100.00	A	2,249,095
3,295	4.000%, 7/01/45	7/24 at 100.00	A	3,280,667
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
4,140	3.750%, 7/01/27	No Opt. Call	A3	4,151,012
3,375	5.000%, 7/01/31	7/22 at 100.00	A3	3,697,819
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,617,465
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/18 at 100.00	A+	3,450,090
3,000	5.000%, 7/01/26	7/22 at 100.00	A+	3,429,330
2,500	5.000%, 7/01/27	7/22 at 100.00	A+	2,843,025

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A+	$1,617,316
7,605	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	8,042,211
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	A	4,674,635
5,955	5.000%, 7/01/43	7/24 at 100.00	A	6,556,872
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	4,532,963
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,620	5.000%, 7/01/25 – RAAI Insured	1/16 at 100.00	AA	1,622,673
2,885	5.000%, 7/01/35 – RAAI Insured	1/16 at 100.00	AA	2,888,145
7,670	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	8,768,037
3,480	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	A–	3,577,684
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	5,538,750
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	2,339,818
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	685,551
8,780	5.000%, 7/01/36	7/16 at 100.00	A2	8,933,387
3,575	5.000%, 7/01/46	7/16 at 100.00	A2	3,629,233
3,750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	12/15 at 100.00	A1	3,833,100
144,640	Total Health Care			156,447,485
	Housing/Multifamily – 4.0% (2.8% of Total Investments)
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	BBB–	1,978,071
6,075	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	6,017,348
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
3,870	5.750%, 6/01/31	6/20 at 100.00	Baa3	4,312,186
2,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	2,325,036
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,515	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	2,584,540
1,375	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,422,836
1,375	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,415,989
2,280	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	2,244,706
4,870	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	4,890,064
26,360	Total Housing/Multifamily			27,190,776

Nuveen Investments	21

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 3.4% (2.3% of Total Investments)
	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A:
$10,000	4.450%, 10/01/25	10/21 at 100.00	Aa2	$10,841,100
10,000	4.650%, 10/01/29	4/21 at 100.00	Aa2	10,649,400
680	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	686,440
20,680	Total Housing/Single Family			22,176,940
	Industrials – 0.2% (0.1% of Total Investments)
1,340	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999B, 6.850%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	1,369,909
	Long-Term Care – 1.9% (1.3% of Total Investments)
5,255	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	5,344,230
510	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	522,378
4,920	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	5,213,576
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	1,523,632
12,095	Total Long-Term Care			12,603,816
	Tax Obligation/General – 8.3% (5.6% of Total Investments)
500	Carlstadt School District, Bergen County, New Jersey, General Obligation Bonds, Refunding Series 2014, 5.000%, 5/01/26	5/24 at 100.00	AA–	591,305
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	2,487,439
825	Elizabeth, Union County, New Jersey, General Obligation Bonds, General Improvement Series 2014, 3.125%, 4/01/27 – AGM Insured	4/24 at 100.00	AA	844,982
2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA+	2,381,760
690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	691,732
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,195,986
1,975	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	2,259,341
2,280	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	2,585,246
1,000	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	963,780
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	855,882
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	525,343
610	5.000%, 9/01/29	9/22 at 100.00	A+	685,677
300	5.000%, 9/01/31	9/22 at 100.00	A+	333,882
250	3.625%, 9/01/34	9/22 at 100.00	A+	248,875
1,650	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	1,941,258

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2015A:
$6,175	4.000%, 8/01/19 (4)	No Opt. Call	Aaa	$6,858,696
2,340	4.000%, 8/01/20	No Opt. Call	Aaa	2,642,164
2,015	4.000%, 8/01/21	No Opt. Call	Aaa	2,300,384
	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014:
740	3.000%, 9/01/17	No Opt. Call	AA	771,080
400	5.000%, 9/01/22	No Opt. Call	AA	480,740
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015:
1,595	5.000%, 2/15/32	2/25 at 100.00	AA–	1,840,742
1,000	5.000%, 2/15/34	2/25 at 100.00	AA–	1,147,980
1,395	5.000%, 2/15/35	2/25 at 100.00	AA–	1,595,378
4,260	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	4,834,078
420	The Board of Education of the Township of Mount Olive, Morris County, New Jersey School Bonds, Refunding Series 2014, 2.000%, 1/15/16	No Opt. Call	AA	421,604
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	5,635,738
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,783,099
1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	A2	1,823,832
1,435	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Refunding Bonds, Series 2014, 4.000%, 9/01/28 – BAM Insured	9/24 at 100.00	AA	1,538,306
635	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA	674,910
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2010, 5.000%, 7/15/19	No Opt. Call	AA+	114,144
48,555	Total Tax Obligation/General			54,055,363
	Tax Obligation/Limited – 33.7% (22.9% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	4,801,385
1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	1/16 at 100.00	AA	1,004,010
1,850	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	12/15 at 102.00	BBB–	1,863,764
4,175	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	5,105,148
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Refunding Series 2012A, 5.000%, 11/01/20	No Opt. Call	AAA	3,448,470
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	2,312,250
3,015	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	3,766,549
5,120	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	5,721,600
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
5,005	5.250%, 1/01/36	1/22 at 100.00	A	5,489,884
3,020	5.125%, 1/01/42	1/22 at 100.00	A	3,262,204
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	553,545

Nuveen Investments	23

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,110	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	$1,057,652
3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25	6/16 at 100.00	A–	3,547,773
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
4,400	5.000%, 6/15/19	No Opt. Call	BBB+	4,792,436
310	5.000%, 6/15/21	No Opt. Call	BBB+	339,831
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB+	6,868,736
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB+	3,710,585
7,945	5.000%, 6/15/28	No Opt. Call	BBB+	8,357,504
415	5.000%, 6/15/29	No Opt. Call	BBB+	434,742
4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	12/15 at 100.00	AA	4,692,718
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
440	5.125%, 6/15/27	6/17 at 100.00	Baa3	452,870
740	5.125%, 6/15/37	6/17 at 100.00	Baa3	754,460
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A–	5,276,950
6,385	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014UU, 5.000%, 6/15/27	6/24 at 100.00	A–	6,647,040
12,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	A–	12,524,520
1,805	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	1,882,705
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
2,120	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AA–	2,179,318
3,750	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AA–	3,854,100
34,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A–	15,378,538
8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A–	9,030,933
9,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	AA–	9,454,140
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
21,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	9,146,760
34,855	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	14,393,370
30,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	11,831,812
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A–	7,871,625
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A–	7,516,040
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	3,857,259
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	1,009,602
4,560	3.500%, 5/01/35	5/22 at 100.00	Aa3	4,521,742
2,640	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	CC	1,969,810
2,500	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, County College Facility Project, Series 2014B, 5.000%, 2/01/20	No Opt. Call	AA+	2,889,650

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
$285	24.520%, 5/01/28 (IF) (4)	No Opt. Call	Aa1	$666,467
285	24.604%, 5/01/29 (IF) (4)	No Opt. Call	Aa1	665,418
200	24.604%, 5/01/30 (IF) (4)	No Opt. Call	Aa1	467,870
370	24.345%, 5/01/31 (IF) (4)	No Opt. Call	Aa1	862,341
385	24.480%, 5/01/32 (IF) (4)	No Opt. Call	Aa1	910,263
400	24.484%, 5/01/33 (IF) (4)	No Opt. Call	Aa1	944,800
415	24.604%, 5/01/34 (IF) (4)	No Opt. Call	Aa1	974,545
3,975	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.865%, 3/01/34 (IF) (4)	No Opt. Call	AA+	7,663,085
3,550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	3,880,434
273,940	Total Tax Obligation/Limited			220,609,253
	Transportation – 25.8% (17.6% of Total Investments)
5,550	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	1/16 at 100.00	AA–	5,569,148
2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	2,653,656
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,458,963
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,140,855
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,706,906
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
440	3.000%, 7/01/27 – BAM Insured	7/25 at 100.00	AA	439,006
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,032,380
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,895,068
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
2,115	5.000%, 7/01/24	7/22 at 100.00	A1	2,472,583
1,105	5.000%, 7/01/25	7/22 at 100.00	A1	1,282,551
650	4.000%, 7/01/26	7/22 at 100.00	A1	704,555
625	4.000%, 7/01/27	7/22 at 100.00	A1	670,131
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,113,890
5,000	5.000%, 1/01/40	1/20 at 100.00	A	5,565,250
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	7,858,306
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,800	5.000%, 1/01/24	No Opt. Call	BBB	2,044,152
1,635	5.000%, 1/01/25	No Opt. Call	BBB	1,853,485
1,350	5.000%, 1/01/26	No Opt. Call	BBB	1,518,791
3,595	5.000%, 1/01/27	No Opt. Call	BBB	4,033,410
5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	6,029,286
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/16 at 100.00	BB–	1,091,520
1,800	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	1,962,270
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,506,388

Nuveen Investments	25

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation) (continued)
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
$6,000	5.000%, 9/15/20	No Opt. Call	A	$6,740,940
5,750	5.000%, 9/15/21	No Opt. Call	A	6,515,900
6,765	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45 (WI/DD, Settling 11/04/15)	1/25 at 100.00	A+	7,481,346
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
30	6.500%, 1/01/16	No Opt. Call	A3	30,318
225	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	227,385
510	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	AA–	515,406
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	3,776,693
7,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	8,328,900
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	8,739,149
3,625	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.079%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	5,113,280
2,100	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	2,353,344
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	1/16 at 100.00	A2	2,759,433
7,225	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	8,222,122
6,700	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	6,716,348
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
19,655	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	19,750,914
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	12,166,026
155,350	Total Transportation			169,040,054
	U.S. Guaranteed – 13.8% (9.4% of Total Investments) (5)
8,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 (Pre-refunded 9/01/16) – AMBAC Insured	9/16 at 100.00	A1 (5)	8,829,715
	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A:
7,005	5.000%, 6/15/26 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	7,213,469
1,785	5.000%, 6/15/27 (Pre-refunded 6/15/16)	6/16 at 100.00	AA+ (5)	1,838,122
95	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	98,124
930	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	1,048,296
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
2,625	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	2,832,454
5,435	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	5,864,528
1,545	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	A– (5)	1,667,101
2,910	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	A– (5)	3,139,977
3,080	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	AA– (5)	3,177,882
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
7,310	5.000%, 7/01/32 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (5)	7,846,627
6,875	5.000%, 7/01/39 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (5)	7,379,694
4,710	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA– (5)	4,857,423
25	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.000%, 12/01/17 (ETM)	No Opt. Call	N/R (5)	27,088

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
$25	6.500%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	$29,698
100	6.500%, 12/01/20 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	118,793
5	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	6,049
2,040	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	2,104,831
1,340	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	1,383,711
85	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/46 (Pre-refunded 7/01/16)	7/16 at 100.00	N/R (5)	87,573
3,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	AA (5)	4,484,687
1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,856,130
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	15,163
125	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	126,356
265	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	267,875
950	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	960,308
275	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	277,984
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	121,302
610	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	616,619
100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	101,085
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	13,606,718
7,580	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, 5.000%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (5)	8,178,744
87,610	Total U.S. Guaranteed			90,164,126
	Utilities – 2.8% (1.9% of Total Investments)
6,300	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	Ba2	6,439,104
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	1,827,296
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,023,690
1,225	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,260,035
5,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A+	5,628,300
2,040	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	2,189,981
17,075	Total Utilities			18,368,406
	Water and Sewer – 6.1% (4.2% of Total Investments)
	Bergen County Utilities Authority, New Jersey, Water Pollution Control System Revenue Bonds, Refunding Series 2014:
1,000	3.125%, 12/15/30	12/24 at 100.00	AA–	988,840
1,000	3.125%, 12/15/31	12/24 at 100.00	AA–	979,380
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,460	5.000%, 10/01/23	No Opt. Call	A+	1,732,845
15,670	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A+	15,831,086
1,680	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,701,000

Nuveen Investments	27

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$6,270	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.395%, 9/01/21 (IF) (4)	No Opt. Call	AAA	$8,103,912
1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	1/16 at 100.00	AA	1,655,775
	North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
3,820	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	4,293,069
4,000	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	4,330,520
570	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A2	600,974
37,120	Total Water and Sewer			40,217,401
$968,010	Total Municipal Bonds (cost $911,674,963)			961,136,392

Shares	Description (1)	Value
	COMMON STOCKS – 0.1% (0.1% of Total Investments)
	Airlines – 0.1% (0.1% of Total Investments)
19,512	American Airlines Group Inc., (6)	$901,845
	Total Common Stocks (cost $0)	901,845
	Total Long-Term Investments (cost $911,674,963)	962,038,237
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.9)% (7)	(313,900,000)
	Other Assets Less Liabilities – 1.1% (8)	7,069,668
	Net Assets Applicable to Common Shares – 100%	$655,207,905
Investments in Derivatives as of October 31, 2015
Interest Rate Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (9)	Date	(Depreciation	)
JPMorgan	$58,500,000	Receive	USD-BMA	1.825%		Quarterly	9/14/16	9/14/25	$(1,020,180)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%.
(8)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchanged-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
USD-BMA	United States Dollar-Bond Market Association
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

28	Nuveen Investments

NJV
Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 103.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 101.0% (97.3% of Total Investments)
	Consumer Staples – 3.3% (3.2% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B–	$121,629
870	5.000%, 6/01/41	6/17 at 100.00	B–	707,519
1,020	Total Consumer Staples			829,148
	Education and Civic Organizations – 13.7% (13.2% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	123,257
30	Gloucester County Improvement Authority, Revenue Bonds, Rowan University Projects, Series 2015A, 3.375%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	28,881
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	140,128
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.283%, 12/15/36 (IF) (4)	6/23 at 100.00	Aa3	65,416
900	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	1,015,020
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	100,394
155	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	168,356
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB	53,295
30	5.000%, 7/01/37	7/21 at 100.00	BBB	31,772
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	82,348
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,100,929
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	32,267
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	107,602
195	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	AA	195,367
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 11.829%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	111,600
60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 18.203%, 5/01/21 (IF) (4)	No Opt. Call	Aa3	87,626
3,095	Total Education and Civic Organizations			3,444,258
	Health Care – 19.8% (19.0% of Total Investments)
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/25	No Opt. Call	BBB+	119,371
100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	112,956
5	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.125%, 7/01/22	7/18 at 100.00	A+	5,479

Nuveen Investments	29

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA	$2,205,360
100	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	109,668
215	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A–	233,316
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	7/24 at 100.00	A	99,565
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21	No Opt. Call	A+	23,511
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	105,749
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	A	143,495
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	114,904
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	A–	80,021
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	793,883
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	99,779
705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	717,316
4,600	Total Health Care			4,964,373
	Housing/Multifamily – 6.6% (6.4% of Total Investments)
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	BBB–	104,109
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	153,529
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	111,426
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	55,358
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA–	1,044,219
60	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	59,071
130	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	130,536
1,595	Total Housing/Multifamily			1,658,248
	Housing/Single Family – 0.9% (0.9% of Total Investments)
230	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29	10/21 at 100.00	Aa2	236,113
	Long-Term Care – 1.5% (1.4% of Total Investments)
160	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	162,717
15	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	15,364

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	$148,354
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	43,224
355	Total Long-Term Care			369,659
	Tax Obligation/General – 8.1% (7.8% of Total Investments)
100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	A	101,930
10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA	10,449
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	150,578
	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007:
50	5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	50,192
150	5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	156,519
200	Monroe Township Board of Education of Gloucester County, New Jersey, General Obligation Bond, Refunding Series 2014, 3.000%, 3/01/17	No Opt. Call	AA–	206,642
110	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	124,727
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Parking Utility, Refunding Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AA+	22,523
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	588,260
30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	31,268
25	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 3.000%, 9/01/17	No Opt. Call	AA	26,050
100	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	113,476
80	The Board of Education of the Township of Mount Olive, Morris County, New Jersey School Bonds, Refunding Series 2014, 2.000%, 1/15/16	No Opt. Call	AA	80,306
150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	163,671
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	188,122
25	Washington Borough, Warren County, New Jersey, General Obligation Bonds, Series 2008, 4.500%, 3/01/17 – AGM Insured	No Opt. Call	A2	26,255
1,870	Total Tax Obligation/General			2,040,968
	Tax Obligation/Limited – 27.3% (26.3% of Total Investments)
250	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Refunding Series 2014, 3.000%, 8/15/16	No Opt. Call	AA	255,325
270	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	337,303
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	697,675
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	268,310
400	5.000%, 6/15/28	No Opt. Call	BBB+	420,768
700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	730,135

Nuveen Investments	31

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A–	$2,178,698
2,540	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A–	656,920
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 23.950%, 5/01/30 (IF) (4)	No Opt. Call	Aa1	253,310
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	1,060,859
8,150	Total Tax Obligation/Limited			6,859,303
	Transportation – 11.3% (10.9% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	1/16 at 100.00	AA–	250,863
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	156,389
200	5.000%, 1/01/44	1/24 at 100.00	A1	223,254
300	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB	336,585
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB–	206,222
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	89,116
300	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45 (WI/DD, Settling 11/24/15)	1/25 at 100.00	A+	331,767
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
35	6.500%, 1/01/16	No Opt. Call	A3	35,371
10	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	10,106
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	840,965
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	358,473
2,595	Total Transportation			2,839,111
	U.S. Guaranteed – 5.9% (5.7% of Total Investments) (5)
105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (5)	115,673
140	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	144,603
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	A– (5)	1,031,779
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
35	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	35,380
85	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	85,922
45	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	45,488
30	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	30,326
1,440	Total U.S. Guaranteed			1,489,171
	Utilities – 2.6% (2.5% of Total Investments)
270	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	Ba2	275,962
300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	363,039
570	Total Utilities			639,001
$25,520	Total Municipal Bonds (cost $23,338,687)			25,369,353

32	Nuveen Investments

Shares	Description (1)	Value
	COMMON STOCKS – 2.8% (2.7% of Total Investments)
	Airlines – 2.8% (2.7% of Total Investments)
15,008	American Airlines Group Inc., (6)	$693,670
	Total Common Stocks (cost $207,228)	693,670
	Total Long-Term Investments (cost $23,545,915)	26,063,023
	Floating Rate Obligations – (6.0)%	(1,500,000)
	Other Assets Less Liabilities – 2.2%	548,826
	Net Assets Applicable to Common Shares – 100%	$25,111,849

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
On November 28, 2011, AMR Corp. ("AMR"), the parent company of American Airlines Group, Inc. ("AAL") filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR's unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	33

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.5% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.5% (100.0% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$2,473,000
	Education and Civic Organizations – 20.4% (13.8% of Total Investments)
1,500	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	1,758,945
5,020	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	5,834,395
2,865	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A, 3.500%, 3/01/34	3/23 at 100.00	A2	2,742,636
2,610	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	2,616,186
1,440	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,516,838
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	1,081,924
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	AA	757,928
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
1,855	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	AA	1,891,024
500	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	AA	508,515
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	814,976
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	803,451
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	780,697
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	760,566
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	739,246
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	5,797,187
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	2,316,259
835	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	AA	852,234
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	1,589,745
	Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College Revenue Bonds, Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA	2,901,504
2,080	5.000%, 12/01/44	12/24 at 100.00	AA	2,338,211
10,750	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa3	11,665,793
1,195	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,270,883
2,400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A	2,566,560

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	$3,281,889
6,220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	AA–	6,633,879
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	1,646,880
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	1,076,300
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	320,720
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,207,360
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A1	7,841,989
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A1	2,130,400
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A1	834,070
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	A3	1,042,566
4,300	5.000%, 11/01/42	11/22 at 100.00	A3	4,728,323
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	A3	1,462,916
1,540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	1,691,829
3,005	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	3,390,752
10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	AA	10,857,050
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	1/16 at 100.00	N/R	579,900
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	4,736,790
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BB+	502,410
5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	5,805,850
1,100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	1,214,752
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
1,890	5.000%, 11/01/32	11/25 at 100.00	A–	2,122,432
740	5.000%, 11/01/33	11/25 at 100.00	A–	828,356
740	4.000%, 11/01/35	11/25 at 100.00	A–	750,471
111,700	Total Education and Civic Organizations			119,593,587
	Health Care – 29.1% (19.7% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
2,300	5.000%, 4/01/25	1/16 at 100.00	Ba3	2,300,161
4,160	5.125%, 4/01/35	1/16 at 100.00	Ba3	4,159,792

Nuveen Investments	35

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
$4,010	5.000%, 5/15/26	5/21 at 100.00	A+	$4,574,889
1,910	5.000%, 5/15/27	5/21 at 100.00	A+	2,158,988
2,000	5.000%, 5/15/28	5/21 at 100.00	A+	2,249,520
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA–	3,399,363
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Refunding Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	4,508,160
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A	4,912,456
1,595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,739,395
3,400	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	3,661,290
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,619,745
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	3,182,790
850	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	891,599
6,840	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	7,453,890
500	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	504,195
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	5,054,228
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Baa3	1,531,085
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0064, 13.537%, 1/01/36 (IF)	1/22 at 100.00	Aa3	4,222,754
3,775	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	3,984,362
7,660	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA	8,130,860
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	2,570,104
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007:
9,850	5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA	10,508,473
2,180	5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA	2,327,739
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	4,615,364
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
6,000	5.500%, 7/01/28	7/19 at 100.00	A–	6,504,240
2,700	5.750%, 7/01/39	7/19 at 100.00	A–	2,911,707
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
365	4.000%, 1/01/25	1/22 at 100.00	A	382,991
3,000	5.000%, 1/01/41	1/22 at 100.00	A	3,200,430
1,660	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	1,717,071

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	$4,105,984
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	996,410
7,500	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	8,010,075
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A–	1,348,497
2,000	5.500%, 8/15/35	8/18 at 100.00	A–	2,177,120
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center Health System, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	4,383,440
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	3,390,532
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children's Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 13.527%, 7/01/19 (IF)	No Opt. Call	AA	3,200,841
4,650	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	4,989,729
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's Hospital -Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,280,680
1,300	4.000%, 8/15/45	2/25 at 100.00	A–	1,309,490
640	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	AA	703,872
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
500	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	AA	502,100
1,000	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	AA	1,004,200
700	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA	702,940
1,415	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	AA	1,420,943
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	3,303,090
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
3,130	6.875%, 8/01/31	8/21 at 100.00	A–	3,700,036
2,500	7.000%, 8/01/41	8/21 at 100.00	A–	2,947,175
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB+	3,809,956
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
325	6.250%, 1/01/31	1/21 at 100.00	AA	385,652
4,555	6.500%, 1/01/36	1/21 at 100.00	AA	5,413,754
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,500	5.625%, 1/01/32	1/22 at 100.00	AA	1,757,970
1,970	5.750%, 1/01/41	1/22 at 100.00	AA	2,288,608
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	624,059
156,290	Total Health Care			170,734,794
	Housing/Multifamily – 4.1% (2.8% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	165,990

Nuveen Investments	37

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	$1,276,521
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	1,969,331
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	1,385,397
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,105,720
750	5.000%, 7/01/32	7/22 at 100.00	BBB+	810,345
370	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	380,423
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc. Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	12/15 at 100.00	BBB	2,041,247
8,025	5.000%, 7/01/37 – SYNCORA GTY Insured	12/15 at 100.00	BBB	8,033,587
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB	5,053,100
1,760	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/17 at 100.00	Baa3	1,781,771
23,535	Total Housing/Multifamily			24,003,432
	Housing/Single Family – 5.7% (3.9% of Total Investments)
1,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	1,474,017
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A:
1,355	4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,385,718
2,455	4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	2,510,655
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
4,595	3.300%, 10/01/32	No Opt. Call	AA+	4,461,148
2,265	3.650%, 10/01/37	No Opt. Call	AA+	2,244,683
2,300	3.700%, 10/01/42	No Opt. Call	AA+	2,208,851
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
2,330	3.950%, 10/01/40	10/24 at 100.00	AA+	2,272,146
3,315	4.000%, 4/01/45	10/24 at 100.00	AA+	3,230,865
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B:
3,290	3.900%, 10/01/35	10/24 at 100.00	AA+	3,299,771
2,465	4.050%, 10/01/40	10/24 at 100.00	AA+	2,464,926
6,160	4.150%, 10/01/45	10/24 at 100.00	AA+	6,159,815
1,050	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 14.518%, 4/01/29 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	1,256,798
600	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109, 10.634%, 4/01/33 (IF) (5)	4/22 at 100.00	AA+	617,316
33,635	Total Housing/Single Family			33,586,709
	Industrials – 1.1% (0.7% of Total Investments)
750	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	755,625
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,848,317
545	5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	602,923
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,134,940
5,790	Total Industrials			6,341,805

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 5.0% (3.3% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
$470	5.750%, 1/01/27	1/17 at 100.00	N/R	$476,641
760	5.750%, 1/01/37	1/17 at 100.00	N/R	766,893
500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	572,145
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
3,680	4.000%, 1/01/33	1/25 at 100.00	BBB+	3,637,018
5,740	5.000%, 1/01/38	1/25 at 100.00	BBB+	6,119,931
2,030	Delaware County Authority, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	2,116,417
640	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	712,384
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne's Retirement Community, Inc., Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	544,909
370	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	383,394
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB–	1,268,588
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.375%, 5/01/28	5/23 at 100.00	BBB	1,089,160
1,665	5.750%, 5/01/35	5/23 at 100.00	BBB	1,823,458
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38	11/18 at 100.00	A–	1,500,615
2,115	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	2,293,252
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
1,420	5.250%, 7/01/23 – AMBAC Insured	1/16 at 100.00	BBB	1,424,842
1,500	5.250%, 7/01/26 – AMBAC Insured	1/16 at 100.00	BBB	1,504,485
2,875	5.250%, 7/01/31 – AMBAC Insured	1/16 at 100.00	BBB	2,880,894
28,045	Total Long-Term Care			29,115,026
	Materials – 1.6% (1.1% of Total Investments)
2,940	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	2,948,203
6,110	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	6,298,005
9,050	Total Materials			9,246,208
	Tax Obligation/General – 27.5% (18.7% of Total Investments)
3,930	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	4,582,262
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,193,803
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,296,160
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	1,996,610
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,460,660
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA–	5,657,277
6,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	6,775,534

Nuveen Investments	39

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A3	$3,385,380
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,378,750
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,207,128
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,234,288
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24	7/20 at 100.00	AA	334,341
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,532,760
915	4.000%, 7/01/26	7/20 at 100.00	AA	973,661
650	Cranberry Township, Pennsylvania, General Obligation Bonds, Refunding Series 2015, 3.250%, 10/01/32	10/25 at 100.00	Aa1	645,268
10,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	10,806,900
7,450	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	3,869,307
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	6,931,769
60	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	64,633
1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	AA–	1,313,777
2,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	2,156,980
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	5,785,700
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,610,760
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,301,248
2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	3,097,574
5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured	12/16 at 100.00	AA	5,192,400
9,665	Pennsylvania State, General Obligation Bonds, Tender Option Bonds 2015-XF0084, 12.801%, 9/01/16 (IF)	No Opt. Call	AA–	11,141,715
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	4,347,016
3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	3,980,450
745	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	866,085
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A+	3,016,288
6,790	5.000%, 9/01/26	9/22 at 100.00	A+	7,839,598
2,925	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA	3,044,018
2,485	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	2,512,733
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,033,960
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	AA–	6,380,431
380	Richland School District, Cambria County, Pennsylvania, General Obligation Bonds, Series 2014A, 3.650%, 11/15/34 – BAM Insured	11/24 at 100.00	AA	384,864

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,130	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	$1,186,319
1,130	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	1,151,481
1,150	South Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014, 3.375%, 8/01/32 – BAM Insured	2/20 at 100.00	AA	1,164,076
1,890	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Refunding Series 2015B, 5.000%, 5/15/23	No Opt. Call	Aa1	2,270,741
21,000	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Philadelphia School District Project, Series 2003, 5.5000%, 6/01/28 – AGM Insured (UB) (5)	No Opt. Call	AA	25,621,260
152,885	Total Tax Obligation/General			161,725,965
	Tax Obligation/Limited – 10.6% (7.2% of Total Investments)
1,845	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	1/16 at 100.00	N/R	1,865,387
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	1,548,529
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,831,790
655	5.125%, 1/01/42	1/22 at 100.00	A	707,531
	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA	1,258,495
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA	1,927,228
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA	1,871,980
1,760	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	1,828,992
5,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	5,162,200
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
1,755	0.000%, 12/01/34	12/20 at 100.00	AA–	1,901,385
3,900	5.000%, 12/01/38	12/19 at 100.00	AA–	4,318,431
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA–	3,548,180
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA–	7,924,490
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
2,650	0.000%, 12/01/37	No Opt. Call	AA–	2,096,972
4,000	0.000%, 12/01/44	No Opt. Call	AA–	3,136,880
4,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	4,367,440
5,125	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	5,636,321
2,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	2,453,132
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	4,334,439
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	3,861,819
455	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	461,029
61,965	Total Tax Obligation/Limited			62,042,650

Nuveen Investments	41

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 8.1% (5.5% of Total Investments)
$3,280	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	$3,650,804
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	BBB	1,438,021
2,425	5.000%, 1/01/23	No Opt. Call	BBB	2,776,043
2,310	5.000%, 1/01/24	No Opt. Call	BBB	2,623,328
205	5.000%, 1/01/25	No Opt. Call	BBB	232,394
2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	11/15 at 100.00	A3	2,037,259
3,980	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	4,378,915
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	13,373,404
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	No Opt. Call	A1	3,303,390
2,475	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	2,751,755
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,400,220
1,865	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	2,102,638
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AA–	2,006,780
2,080	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	1/16 at 100.00	AA–	2,064,109
2,250	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	AA	2,253,893
43,275	Total Transportation			47,392,953
	U.S. Guaranteed – 15.6% (10.6% of Total Investments) (6)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A:
4,000	5.000%, 12/01/21 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (6)	4,016,000
2,120	5.000%, 12/01/23 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (6)	2,128,480
545	5.000%, 12/01/30 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA– (6)	547,180
20	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16 (ETM)	No Opt. Call	N/R (6)	20,103
4,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (6)	5,256,495
6,505	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36 (Pre-refunded 1/01/17)	1/17 at 100.00	BBB+ (6)	6,837,601
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
3,910	5.000%, 8/01/23 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (6)	4,048,727
1,920	5.000%, 8/01/24 (Pre-refunded 8/01/16) – AMBAC Insured	8/16 at 100.00	A+ (6)	1,988,122
1,875	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46 (Pre-refunded 12/01/16)	12/16 at 100.00	AA– (6)	1,972,350
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26 (Pre-refunded 11/01/16)	11/16 at 100.00	A (6)	1,621,517
1,565	5.000%, 11/01/31 (Pre-refunded 11/01/16)	11/16 at 100.00	A (6)	1,637,209
1,050	5.000%, 11/01/36 (Pre-refunded 11/01/16)	11/16 at 100.00	A (6)	1,098,447
200	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (6)	216,188
2,390	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 (Pre-refunded 4/01/16) – RAAI Insured	4/16 at 100.00	AA (6)	2,432,901

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,115	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	AA (6)	$1,317,707
2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 (Pre-refunded 5/15/16) – AGM Insured	5/16 at 100.00	Aa2 (6)	2,169,652
4,210	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (6)	4,888,484
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006:
1,905	5.000%, 4/01/21 (Pre-refunded 4/01/16)	4/16 at 100.00	AA– (6)	1,943,271
6,465	5.000%, 4/01/21 (Pre-refunded 4/01/16)	4/16 at 100.00	AA– (6)	6,593,847
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (6)	3,926,884
6,700	5.000%, 12/01/24 (Pre-refunded 6/01/16) – AMBAC Insured	6/16 at 100.00	A1 (6)	6,887,466
5,060	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA– (6)	5,278,896
1,500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA– (6)	1,512,465
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
1,550	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (6)	1,633,762
1,650	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (6)	1,741,559
465	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (6)	534,122
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (6)	8,362,558
2,575	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (6)	2,875,039
1,470	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (6)	1,707,434
1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 (Pre-refunded 4/01/16) – FGIC Insured	4/16 at 100.00	Aa3 (6)	1,091,593
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	1,925,003
3,600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 (Pre-refunded 12/01/15) – NPFG Insured	12/15 at 100.00	AA (6)	3,615,192
86,198	Total U.S. Guaranteed			91,826,254
	Utilities – 7.9% (5.3% of Total Investments)
7,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	7,486,800
7,250	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba2	7,286,975
3,580	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	1/16 at 100.00	AA–	3,584,403
4,000	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A+	4,388,200
1,760	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	Ba3	1,845,800
4,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	4,995,180
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/29	8/25 at 100.00	A–	3,134,637

Nuveen Investments	43

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$12,885	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	A–	$13,678,200
44,210	Total Utilities			46,400,195
	Water and Sewer – 10.4% (7.1% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	A1	3,709,735
3,320	5.000%, 12/01/45	12/25 at 100.00	A1	3,677,530
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123:
1,665	13.050%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA	2,418,795
825	13.038%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA	1,140,909
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2015:
1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	1,249,348
2,215	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,264,128
5,200	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	1/16 at 100.00	AA	5,212,739
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	3,163,986
4,420	0.000%, 12/01/35	No Opt. Call	A	1,824,177
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	13,971,374
1,100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,216,797
6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	7,322,337
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A1	2,768,874
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System First Lien Revenue Refunding Bonds, Series 2013B, 5.250%, 9/01/40	9/23 at 100.00	A	5,671,849
2,840	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	2,849,428
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 1171, 17.033%, 8/15/37 (IF) (5)	8/23 at 100.00	A+	2,822,490
61,805	Total Water and Sewer			61,284,496
$820,383	Total Long-Term Investments (cost $811,301,379)			865,767,074
	Floating Rate Obligations – (5.0)%			(29,070,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation value – (8.2)% (7)			(48,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation value – (37.1)% (8)			(217,500,000)
	Other Assets Less Liabilities – 2.8%			15,756,538
	Net Assets Applicable to Common Shares – 100%			$586,953,612

44	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 5.5%.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.1%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	45

NPN
Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.9% (100.0% of Total Investments)
	Consumer Staples – 4.1% (4.1% of Total Investments)
$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$805,981
	Education and Civic Organizations – 9.6% (9.7% of Total Investments)
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	31,821
675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	748,595
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	540,565
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	37,980
120	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	127,620
20	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A1	21,949
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	35,427
60	5.000%, 11/01/42	11/22 at 100.00	A3	65,977
75	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	82,394
100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	105,262
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	110,432
1,750	Total Education and Civic Organizations			1,908,022
	Health Care – 14.6% (14.8% of Total Investments)
650	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	724,087
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	37,690
600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	658,410
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	107,841
5	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.125%, 6/01/33	6/19 at 100.00	A	5,400
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	213,602
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	107,306
710	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA	808,229

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31	1/21 at 100.00	AA	$118,662
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	116,173
2,600	Total Health Care			2,897,400
	Housing/Multifamily – 5.2% (5.3% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	15,562
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	31,009
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	103,649
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	53,285
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mithcell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aa1	830,823
995	Total Housing/Multifamily			1,034,328
	Housing/Single Family – 1.6% (1.6% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
55	3.300%, 10/01/32	No Opt. Call	AA+	53,398
25	3.650%, 10/01/37	No Opt. Call	AA+	24,776
30	3.700%, 10/01/42	No Opt. Call	AA+	28,811
130	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B, 4.000%, 4/01/45	10/24 at 100.00	AA+	126,701
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 14.518%, 4/01/29 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	59,848
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109, 10.634%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	25,722
315	Total Housing/Single Family			319,256
	Long-Term Care – 5.9% (5.9% of Total Investments)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
100	4.000%, 1/01/33	1/25 at 100.00	BBB+	98,832
135	5.000%, 1/01/38	1/25 at 100.00	BBB+	143,936
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	22,262
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.750%, 5/01/35	5/23 at 100.00	BBB	60,234
750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29	11/19 at 100.00	A–	844,702
1,060	Total Long-Term Care			1,169,966
	Materials – 0.7% (0.7% of Total Investments)
140	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	144,308
	Tax Obligation/General – 8.7% (8.8% of Total Investments)
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	AA–	252,747
700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	786,226

Nuveen Investments	47

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	October 31, 2015 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/39	12/24 at 100.00	AA	$129,039
15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	17,438
390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A+	450,286
35	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	35,391
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	26,246
25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	25,475
1,525	Total Tax Obligation/General			1,722,848
	Tax Obligation/Limited – 12.8% (13.0% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	26,246
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	131,626
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	609,081
105	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	109,116
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA–	628,378
100	5.000%, 12/01/38	12/19 at 100.00	AA–	110,729
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37	No Opt. Call	AA–	79,131
750	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A+	852,809
2,330	Total Tax Obligation/Limited			2,547,116
	Transportation – 3.3% (3.4% of Total Investments)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	267,132
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	154,032
175	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	185,614
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	55,591
605	Total Transportation			662,369
	U.S. Guaranteed – 17.0% (17.2% of Total Investments) (5)
975	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 (Pre-refunded 11/15/16) – SYNCORA GTY Insured	11/16 at 100.00	N/R (5)	1,014,370
100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (5)	110,165
450	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 (Pre-refunded 4/01/16) – RAAI Insured	4/16 at 100.00	AA (5)	459,023
500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	Baa2 (5)	580,580
1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 (Pre-refunded 12/01/15) – RAAI Insured	12/15 at 100.00	AA (5)	1,205,038
3,225	Total U.S. Guaranteed			3,369,176

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 5.8% (5.8% of Total Investments)
$750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	$763,170
170	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba2	170,867
60	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	Ba3	62,925
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A–	142,479
1,105	Total Utilities			1,139,441
	Water and Sewer – 9.6% (9.7% of Total Investments)
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123, 13.038%, 12/01/19 – AGM Insured (IF) (4)	No Opt. Call	AA	242,011
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	223,542
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
750	5.250%, 1/01/32	1/19 at 100.00	A1	824,715
500	5.250%, 1/01/36	1/19 at 100.00	A1	549,650
60	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	60,199
1,685	Total Water and Sewer			1,900,117
$17,985	Total Long-Term Investments (cost $17,354,986)			19,620,328
	Other Assets Less Liabilities – 1.1%			223,397
	Net Assets Applicable to Common Shares – 100%			$19,843,725

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.
See accompanying notes to financial statements.

Nuveen Investments	49

Statement of
	Assets and Liabilities	October 31, 2015 (Unaudited)

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Assets
Long-term investments, at value (cost $911,674,963, $23,545,915, $811,301,379 and $17,354,986, respectively)	$962,038,237		$26,063,023		$865,767,074		$19,620,328
Cash	191,354		496,506		1,726,889		19,068
Receivable for:
Interest	14,452,558		373,527		12,540,367		288,338
Investments sold	2,307,644		114,238		3,985,983		5,000
Deferred offering costs	1,727,234		—		1,163,171		—
Other assets	370,347		852		287,766		718
Total assets	981,087,374		27,048,146		885,471,250		19,933,452
Liabilities
Floating rate obligations	—		1,500,000		29,070,000		—
Unrealized depreciation on interest rate swaps	1,020,180		—		—		—
Payable for:
Dividends	2,630,782		72,968		2,345,241		61,169
Interest	—		—		37,943		—
Investments purchased	7,442,515		330,045		218,033		—
Offering costs	71,108		—		180,950		—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value	—		—		48,000,000		—
Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value	313,900,000		—		217,500,000		—
Accrued expenses:
Management fees	498,041		13,179		439,983		9,749
Trustees fees	115,775		194		111,727		154
Other	201,068		19,911		613,761		18,655
Total liabilities	325,879,469		1,936,297		298,517,638		89,727
Net assets applicable to common shares	$655,207,905		$25,111,849		$586,953,612		$19,843,725
Common shares outstanding	42,623,879		1,550,036		37,754,841		1,219,352
Net asset value ("NAV") per common share outstanding	$15.37		$16.20		$15.55		$16.27
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$426,239		$15,500		$377,548		$12,194
Paid-in surplus	607,476,452		22,144,384		536,025,330		17,438,188
Undistributed (Over-distribution of) net investment income	1,895,316		100,873		382,637		191,518
Accumulated net realized gain (loss)	(3,933,196)		333,984		(4,297,598)		(63,517)
Net unrealized appreciation (depreciation)	49,343,094		2,517,108		54,465,695		2,265,342
Net assets applicable to common shares	$655,207,905		$25,111,849		$586,953,612		$19,843,725
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		N/A		Unlimited		N/A
N/A — Fund is not authorized to issue Preferred Shares.
See accompanying notes to financial statements.

50	Nuveen Investments

Statement of
	Operations	Six Months Ended October 31, 2015 (Unaudited)

	New Jersey	New Jersey	Pennsylvania	Pennsylvania
	Dividend	Municipal	Investment	Municipal
	Advantage	Value	Quality	Value
	(NXJ )	(NJV )	(NQP )	(NPN )
Investment Income	$22,155,871	$590,350	$19,786,278	$503,519
Expenses
Management fees	2,951,535	78,168	2,604,749	57,720
Interest expense and amortization of offering costs	230,962	4,969	487,341	—
Liquidity fees	1,470,653	—	1,019,009	—
Remarketing fees	160,441	—	111,164	—
Custodian fees	49,495	7,419	47,949	6,355
Trustees fees	12,359	313	10,724	248
Professional fees	26,095	10,905	24,722	10,675
Shareholder reporting expenses	33,506	4,768	27,288	4,536
Shareholder servicing agent fees	14,030	115	28,778	76
Stock exchange listing fees	11,043	172	6,069	136
Investor relations expenses	24,212	1,043	30,275	851
Other	232,784	4,978	39,638	4,769
Total expenses	5,217,115	112,850	4,437,706	85,366
Net investment income (loss)	16,938,756	477,500	15,348,572	418,153
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	701,360	28,489	818,090	(2,433)
Change in net unrealized appreciation (depreciation) of:
Investments	(7,005,464)	(366,928)	(4,506,886)	(143,686)
Swaps	(1,020,180)	—	—	—
Net realized and unrealized gain (loss)	(7,324,284)	(338,439)	(3,688,796)	(146,119)
Net increase (decrease) in net assets applicable to common shares from operations	$9,614,472	$139,061	$11,659,776	$272,034
See accompanying notes to financial statements.

Nuveen Investments	51

Statement of
	Changes in Net Assets	(Unaudited)

	New Jersey		New Jersey
	Dividend Advantage (NXJ)		Municipal Value (NJV)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/15	4/30/15	10/31/15	4/30/15
Operations
Net investment income (loss)	$16,938,756	$17,283,663	$477,500	$963,306
Net realized gain (loss) from investments	701,360	2,172,472	28,489	672,509
Change in net unrealized appreciation (depreciation) of:
Investments	(7,005,464)	(2,921,115)	(366,928)	(6,417)
Swaps	(1,020,180)	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	9,614,472	16,535,020	139,061	1,629,398
Distributions to Common Shareholders
From net investment income	(17,488,130)	(17,478,928)	(457,261)	(981,771)
From accumulated net realized gains	—	—	—	(276,526)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,488,130)	(17,478,928)	(457,261)	(1,258,297)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	570,950,389	—	—
Cost of shares repurchased and retired	(5,588,027)	(1,517,510)	—	(213,171)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(5,588,027)	569,432,879	—	(213,171)
Net increase (decrease) in net assets applicable to common shares	(13,461,685)	568,488,971	(318,200)	157,930
Net assets applicable to common shares at the beginning of period	668,669,590	100,180,619	25,430,049	25,272,119
Net assets applicable to common shares at the end of period	$655,207,905	$668,669,590	$25,111,849	$25,430,049
Undistributed (Over-distribution of) net investment income at the end of period	$1,895,316	$2,444,690	$100,873	$80,634

See accompanying notes to financial statements.

52	Nuveen Investments

	Pennsylvania Investment		Pennsylvania Municipal
	Quality (NQP)		Value (NPN)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/15	4/30/15	10/31/15	4/30/15
Operations
Net investment income (loss)	$15,348,572	$30,831,662	$418,153	$815,704
Net realized gain (loss) from investments	818,090	(451,244)	(2,433)	18,377
Change in net unrealized appreciation (depreciation) of:
Investments	(4,506,886)	19,639,321	(143,686)	486,645
Swaps	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	11,659,776	50,019,739	272,034	1,320,726
Distributions to Common Shareholders
From net investment income	(15,656,340)	(31,976,724)	(380,438)	(769,411)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(15,656,340)	(31,976,724)	(380,438)	(769,411)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—
Cost of shares repurchased and retired	(1,589,406)	(61,628)	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(1,589,406)	(61,628)	—	—
Net increase (decrease) in net assets applicable to common shares	(5,585,970)	17,981,387	(108,404)	551,315
Net assets applicable to common shares at the beginning of period	592,539,582	574,558,195	19,952,129	19,400,814
Net assets applicable to common shares at the end of period	$586,953,612	$592,539,582	$19,843,725	$19,952,129
Undistributed (Over-distribution of) net investment income at the end of period	$382,637	$690,405	$191,518	$153,803
See accompanying notes to financial statements.

Nuveen Investments	53

Statement of
	Cash Flows	Six Months Ended October 31, 2015 (Unaudited)

	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage	Quality
	(NXJ )	(NQP )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$9,614,472	$11,659,776
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(97,530,813)	(79,085,175)
Proceeds from sales and maturities of investments	98,212,448	84,142,025
Investment transaction adjustments, net	(15,941)	(30,985)
Taxes paid on undistributed capital gains	(1,843)	(1,428)
Amortization (Accretion) of premiums and discounts, net	426,669	542,756
Amortization of deferred offering costs	31,613	67,106
(Increase) Decrease in:
Receivable for dividends	4,686	—
Receivable for interest	(210,421)	429,789
Receivable for investments sold	5,355,252	(1,360,983)
Other assets	(874)	251
Increase (Decrease) in:
Payable for interest	—	(392)
Payable for investments purchased	(176,184)	(1,803,244)
Accrued management fees	4,559	8,143
Accrued Trustees fees	(4,253)	(4,609)
Accrued other expenses	(6,947)	3,127
Net realized (gain) loss from investments	(701,360)	(818,090)
Change in net unrealized (appreciation) depreciation of:
Investments	7,005,464	4,506,886
Swaps	1,020,180	—
Net cash provided by (used in) operating activities	23,026,707	18,254,953
Cash Flows from Financing Activities:
Increase (Decrease) in payable for offering costs	(31,348)	(27,908)
Cash distributions paid to common shareholders	(17,522,121)	(15,663,326)
Cost of common shares repurchased and retired	(5,588,027)	(1,589,406)
Net cash provided by (used in) financing activities	(23,141,496)	(17,280,640)
Net Increase (Decrease) in Cash	(114,789)	974,313
Cash at beginning of period	306,143	752,576
Cash at the end of period	$191,354	$1,726,889

	New Jersey	Pennsylvania
	Dividend	Investment
	Advantage	Quality
Supplemental Disclosure of Cash Flow Information	(NXJ )	(NQP )
Cash paid for interest (excluding amortization of offering costs)	$199,349	$448,535
See accompanying notes to financial statements.

54	Nuveen Investments

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Nuveen Investments	55

Financial
Highlights (Unaudited)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accum- ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2016(g)	$15.53	$0.40	$(0.17)	$—		$—		$0.23	$(0.41)	$—	$(0.41)	$0.02		$15.37	$13.20
2015	15.28	0.67	0.34	—		—		1.01	(0.77)	—	(0.77)	0.01		15.53	13.58
2014	16.12	0.71	(0.87)	—		—		(0.16)	(0.68)	—	(0.68)	—	*	15.28	13.64
2013	15.31	0.63	0.93	—		—		1.56	(0.75)	—	(0.75)	—		16.12	14.94
2012	13.61	0.71	1.83	—		—		2.54	(0.83)	(0.01)	(0.84)	—		15.31	14.92
2011	14.51	0.89	(0.91)	(0.03)		—	*	(0.05)	(0.83)	(0.02)	(0.85)	—		13.61	12.67

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2016(g)	16.41	0.31	(0.22)	N/A		N/A		0.09	(0.30)	—	(0.30)	—		16.20	14.46
2015	16.15	0.62	0.43	N/A		N/A		1.05	(0.63)	(0.18)	(0.81)	0.02		16.41	14.75
2014	16.98	0.65	(0.66)	N/A		N/A		(0.01)	(0.63)	(0.19)	(0.82)	—		16.15	14.48
2013	16.62	0.67	0.61	N/A		N/A		1.28	(0.67)	(0.25)	(0.92)	—		16.98	16.02
2012	14.72	0.75	1.91	N/A		N/A		2.66	(0.76)	—	(0.76)	—		16.62	16.34
2011	15.84	0.82	(1.15)	N/A		N/A		(0.33)	(0.77)	(0.02)	(0.79)	—		14.72	13.81

(a)	The amounts shown for Auction Rate Preferred Shares ("ARPS") are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) for any fees or expenses.

56	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)

	Based	Ending
Based	on	Net			Net				Net		Portfolio
on	Share	Assets			Investment				Investment		Turnover
NAV (b)	Price (b)	(000)	Expenses	(e)	Income (Loss	)	Expenses (e	)	Income (Loss	)	Rate	(f)

1.65%	0.29%	$655,208	1.59	%**	5.17	%**	N/A		N/A		10%
6.77	5.35	668,670	1.71		4.64		N/A		N/A		14
(0.71)	(3.78)	100,181	2.07		4.83		N/A		N/A		6
10.29	5.04	105,892	2.37		3.91		N/A		N/A		17
19.09	25.08	100,578	2.52		4.82		N/A		N/A		15
(0.38)	0.11	89,399	1.34		6.16		1.27%		6.23%		6

0.54	0.07	25,112	0.90	**	3.80	**	N/A		N/A		4
6.68	7.62	25,430	0.87		3.75		N/A		N/A		13
0.25	(4.18)	25,272	0.88		4.12		N/A		N/A		12
7.86	3.58	26,574	0.83		3.95		N/A		N/A		7
18.43	24.34	25,957	0.85		4.76		N/A		N/A		20
(2.17)	(4.19)	22,981	0.85		5.32		N/A		N/A		2

(d)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2016(g)	0.57	%**
2015	0.60
2014	0.98
2013	1.27
2012	1.41
2011	0.15

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2016(g)	0.04	%**
2015	0.04
2014	0.04
2013	0.04
2012	0.04
2011	0.06

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended October 31, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A
New Jersey Municipal Value (NJV) is not authorized to issue ARPS and does not have a contractual reimbursement agreement with the Adviser. New Jersey Dividend Advantage (NXJ) no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations							Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to ARPS Share- holders	(a)	Distributions from Accum ulated Net Realized Gains to ARPS Share- holders	(a)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2016(f)	$15.64	$0.41	$(0.10)	$—		$—		$0.31	$(0.41)	$—	$(0.41)	$0.01		$15.55	$13.38
2015	15.17	0.81	0.50	—		—		1.31	(0.84)	—	(0.84)	—	*	15.64	13.87
2014	16.21	0.74	(0.93)	—		—		(0.19)	(0.85)	—	(0.85)	—	*	15.17	13.76
2013	15.78	0.80	0.54	—		—		1.34	(0.91)	—	(0.91)	—		16.21	15.24
2012	14.11	0.90	1.70	—		—		2.60	(0.93)	—	(0.93)	—		15.78	15.67
2011	14.82	0.93	(0.73)	(0.01)		—		0.19	(0.90)	—	(0.90)	—		14.11	13.09

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2016(f)	16.36	0.34	(0.12)	N/A		N/A		0.22	(0.31)	—	(0.31)	—		16.27	14.88
2015	15.91	0.67	0.41	N/A		N/A		1.08	(0.63)	—	(0.63)	—		16.36	15.57
2014	16.48	0.67	(0.56)	N/A		N/A		0.11	(0.64)	(0.04)	(0.68)	—		15.91	14.45
2013	16.36	0.68	0.38	N/A		N/A		1.06	(0.64)	(0.30)	(0.94)	—		16.48	15.86
2012	14.79	0.72	1.58	N/A		N/A		2.30	(0.71)	(0.02)	(0.73)	—		16.36	15.38
2011	15.46	0.79	(0.70)	N/A		N/A		0.09	(0.76)	—	(0.76)	—		14.79	13.96

(a)	The amounts shown for ARPS are based on common share equivalents.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

58	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets (c)

	Based	Ending			Net
Based	on	Net			Investment		Portfolio
on	Share	Assets			Income		Turnover
NAV (b)	Price (b)	(000)	Expenses	(d)	(Loss	)	Rate	(e)

2.11%	(0.48)%	$586,954	1.50	%**	5.22	%**	9%
8.79	7.09	592,540	1.60		5.21		9
(0.69)	(3.65)	574,558	1.87		5.33		8
8.50	2.97	261,195	1.80		4.98		17
18.88	27.48	253,937	1.63		6.00		18
1.27	2.43	226,905	1.60		6.38		8

1.37	(2.41)	19,844	0.86	**	4.20	**	4
6.87	12.30	19,952	0.85		4.11		5
0.80	(4.45)	19,401	0.85		4.28		6
6.58	9.39	20,089	0.81		4.11		7
15.89	15.68	19,948	0.86		4.60		11
0.59	(4.77)	18,029	0.87		5.17		3

(c)
Ratios do not reflect the effect of dividend payments to ARPS shareholders, during periods when ARPS were outstanding; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and other subsequent forms of preferred shares issued by the Fund, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2016(f)	0.55	%**
2015	0.60
2014	0.68
2013	0.72
2012	0.61
2011	0.55

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2016(f)	—%
2015	—
2014	—
2013	—
2012	—
2011	—

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended October 31, 2015.
N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2016(a)	$—	$—	$—	$—	$313,900	$308,731	$—
2015	—	—	—	—	313,900	313,020	—
2014	—	—	—	—	45,000	322,624	—
2013	44,861	33.60	—	—	—	—	—
2012	44,861	32.42	—	—	—	—	—
2011	44,861	29.93	—	—	—	—	—

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2016(a)	—	—	48,000	321,075	217,500	321,075	3.21
2015	—	—	48,000	323,179	217,500	323,179	3.23
2014	47,740	31.66	—	—	217,500	316,618	3.17
2013	—	—	—	—	112,500	332,174	—
2012	—	—	—	—	112,500	325,722	—
2011	—	—	—	—	112,500	301,693	—

(a)	For the six months ended October 31, 2015.
(b)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015		2014		2013	2012	2011
New Jersey Dividend Advantage (NXJ)
Series 2014 (NXJ PRCCL)
Ending Market Value per Share	$—		$—		$10.02	$10.08	$9.94
Average Market Value per Share	—		10.03	^^	10.09	10.07	9.95	^
Series 2015 (NXJ PRCCL)
Ending Market Value per Share	—
Average Market Value per Share	10.01	^^^

Pennsylvania Dividend Advantage (NQP)
Series 2015 (NQP PRCCL)
Ending Market Value per Share	—		10.05
Average Market Value per Share	10.01	ΩΩ	10.03	Ω
Series 2015 (NQP PRDCL)
Ending Market Value per Share	—		10.04
Average Market Value per Share	10.02	ΩΩ	10.03	Ω

^	For the period March 24, 2011 (first issuance of shares) through April 30, 2011.
^^	For the period May 1, 2013 through September 9, 2013.
^^^	For the period November 10, 2014 (effective date of the reorganizations) through February 9, 2015.
Ω	For the period February 11, 2014 (effective date of the reorganizations) through April 30, 2014.
ΩΩ	For the period May 1, 2014 through May 30, 2014.
See accompanying notes to financial statements.

60	Nuveen Investments

Notes to Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) ("New Jersey Dividend Advantage (NXJ)")
•	Nuveen New Jersey Municipal Value Fund (NJV) ("New Jersey Municipal Value (NJV)")
•	Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) ("Pennsylvania Investment Quality (NQP)")
•	Nuveen Pennsylvania Municipal Value Fund (NPN) ("Pennsylvania Municipal Value (NPN)")
The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of New Jersey Dividend Advantage (NXJ) and Pennsylvania Investment Quality (NQP) are traded on the NYSE while common shares of New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) are traded on the NYSE MKT. New Jersey Dividend Advantage (NXJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP) and Pennsylvania Municipal Value (NPN) were organized as Massachusetts business trusts on June 1, 1999, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.
The end of the reporting period for the Funds is October 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended October 31, 2015 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	New Jersey		New Jersey
	Dividend		Municipal
	Advantage		Value
	(NXJ	)	(NJV	)
Outstanding when-issued/delayed delivery purchase commitments	$7,442,515		$330,045

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)
Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by a pricing service approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information

62	Nuveen Investments

about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$961,136,392	$—	$961,136,392
Common Stocks	901,845	—	—	901,845
Investments in Derivatives:
Interest Rate Swaps**	—	(1,020,180)	—	(1,020,180)
Total	$901,845	$960,116,212	$—	$961,018,057

New Jersey Municipal Value (NJV)
Long-Term Investments*:
Municipal Bonds	$—	$25,369,353	$—	$25,369,353
Common Stocks	693,670	—	—	693,670
Total	$693,670	$25,369,353	$—	$26,063,023

Pennsylvania Investment Quality (NQP)
Long-Term Investments*:
Municipal Bonds	$—	$865,767,074	$—	$865,767,074

Pennsylvania Municipal Value (NPN)
Long-Term Investments*:
Municipal Bonds	$—	$19,620,328	$—	$19,620,328

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the

64	Nuveen Investments

Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Floating Rate Obligations Outstanding	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Floating rate obligations: self-deposited Inverse Floaters	$—		$1,500,000		$29,070,000		$—
Floating rate obligations: externally-deposited Inverse Floaters	101,200,000		1,025,000		46,030,000		540,000
Total	$101,200,000		$2,525,000		$75,100,000		$540,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Self-Deposited Inverse Floaters	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Average floating rate obligations outstanding	$—		$1,500,000		$29,070,000		$—
Average annual interest rate and fees	—%		0.66%		0.36%		—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
Floating Rate Obligations — Recourse Trusts	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—		$1,500,000		$8,970,000		$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	92,535,000		1,025,000		11,955,000		400,000
Total	$92,535,000		$2,525,000		$20,925,000		$400,000

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap contract (which is akin to a bond's maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For over-the-counter ("OTC") swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an exchange-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively.
Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps." In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, New Jersey Dividend Advantage (NXJ) invested in forward interest rate swap contracts to reduce the duration of its portfolio.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	New Jersey
	Dividend
	Advantage
	(NXJ	)
Average notional amount of interest rate swap contracts outstanding*	$19,500,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

66	Nuveen Investments

The following table presents the fair value of all swap contracts held by the following Fund, as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
New Jersey Dividend Advantage (NXJ)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,020,180)
The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Gross Amounts Not Offset on the Statement of Assets and Liabilities
		Gross		Gross		Amounts	Net Unrealized
		Unrealized		Unrealized		Netted on	Appreciation				Collateral
		Appreciation on		(Depreciation on	)	Statement	(Depreciation on	)			Pledged
		Interest		Interest		of Assets and	Interest Rate		Financial		to (from	)	Net
Fund	Counterparty	Rate Swaps	*	Rate Swaps	*	Liabilities	Swaps		Instruments	**	Counterparty		Exposure
New Jersey Dividend Advantage (NXJ)	JPMorgan	$—		$(1,020,180)		$—	$(1,020,180)		$91,440		$928,740		$—

*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
**	Represents inverse floating rate securities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
New Jersey Dividend Advantage (NXJ)	Interest rate	Swaps	$ —	$(1,020,180)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)
4. Fund Shares
Common Share Transactions
Transactions in common shares during the Funds' current and prior fiscal period were as follows:

	New Jersey		New Jersey
	Dividend Advantage (NXJ)		Municipal Value (NJV)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/15	4/30/15	10/31/15	4/30/15
Common shares:
Issued in the reorganizations	—	36,615,391	—	—
Repurchased and retired	(434,400)	(112,500)	—	(15,000)
Weighted average common share:
Price per share repurchased and retired	$12.84	$13.47	$—	$14.19
Discount per share repurchased and retired	15.41%	13.85%	—%	14.25%

	Pennsylvania		Pennsylvania
	Investment Quality (NQP)		Municipal Value (NPN)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/15	4/30/15	10/31/15	4/30/15
Common shares repurchased and retired	(121,000)	(4,500)	—	—
Weighted average common share:
Price per share repurchased and retired	$13.12	$13.68	$—	$—
Discount per share repurchased and retired	15.08%	13.83%	—%	—%
Preferred Shares
Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation value, for the Fund was as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
Fund	Series	Outstanding	Liquidation Value
Pennsylvania Investment Quality (NQP)	2017	480	$48,000,000
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund ("Optional Redemption Date"), subject to payment of premium for one year following the date of issuance ("Premium Expiration Date"), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund's series of VMTP Shares are as follows:

		Term	Optional	Premium
Fund	Series	Redemption Date	Redemption Date	Expiration Date
Pennsylvania Investment Quality (NQP)	2017	June 1, 2017	June 1, 2015	May 31, 2015
The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

	Pennsylvania
	Investment
	Quality
	(NQP	)
Average liquidation value of VMTP Shares outstanding	$48,000,000
Annualized dividend rate	0.98%
VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed "spread" on the VMTP Shares remains

68	Nuveen Investments

roughly in line with the "spread" rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation value of VMTP Shares is a liability and is recognized as "Variable Rate MuniFund Term Preferred ("VMTP") Shares, at liquidation value" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred by the Fund in connection with the Fund's offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, the details of the Funds' VRDP Shares outstanding were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Fund	Series	Outstanding	Liquidation Value	Maturity
New Jersey Dividend Advantage (NXJ)	1	810	$81,000,000	August 3, 2043
	2	1,443	$144,300,000	April 1, 2043
	3	886	$88,600,000	April 1, 2043
Pennsylvania Investment Quality (NQP)	2	1,125	$112,500,000	December 1, 2042
	3	1,050	$105,000,000	December 1, 2042
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.
The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	New Jersey		Pennsylvania
	Dividend		Investment
	Advantage		Quality
	(NXJ	)	(NQP	)
Average liquidation value of VRDP Shares outstanding	$313,900,000		$217,500,000
Annualized dividend rate	0.13%		0.15%
For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as "Variable Rate Demand Preferred ("VRDP") Shares, at liquidation value" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
		NYSE
	Series	Ticker	Shares	Amount
New Jersey Dividend Advantage (NXJ)
MTP Shares issued in connection with the reorganization	2015	NXJ PRCCL	3,505,000	$35,050,000
MTP Shares redeemed	2015	NXJ PRCCL	(3,505,000)	(35,050,000)
Pennsylvania Investment Quality (NQP)
MTP Shares redeemed:	2015	NQP PRCCL	(2,319,000)	$(23,190,000)
	2015	NQP PRDCL	(2,455,000)	(24,550,000)
Total			(4,774,000)	$(47,740,000)
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
	Series	Shares	Amount
Pennsylvania Investment Quality (NQP)
VMTP Shares issued	2017	480	$48,000,000
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
	Series	Shares	Amount
New Jersey Dividend Advantage (NXJ)
VRDP Shares issued in connection with the reorganization:	2	1,443	$144,300,000
	3	886	88,600,000
VRDP Shares issued	1	360	36,000,000
Total		2,689	$268,900,000
5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Purchases	$97,530,813		$1,159,630		$79,085,175		$870,008
Sales and maturities	98,212,448		1,121,541		84,142,025		866,018

70	Nuveen Investments

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of October 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Cost of investments	$910,939,426		$21,951,994		$782,498,430		$17,166,502
Gross unrealized:
Appreciation	$56,110,322		$2,629,623		$57,227,569		$2,467,289
Depreciation	(5,011,511)		(18,594)		(3,028,931)		(13,463)
Net unrealized appreciation (depreciation) of investments	$51,098,811		$2,611,029		$54,198,638		$2,453,826
Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and reorganization adjustments, resulted in reclassifications among the Funds' components of common share net assets as of April 30, 2015, the Funds' last tax year end, as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Paid-in-surplus	$4,024,059		$—		$(369,360)		$—
Undistributed (Over-distribution of) net investment income	1,866,337		1		367,186		—
Accumulated net realized gain (loss)	(5,890,396)		(1)		2,174		—
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2015, the Funds' last tax year end, were as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Undistributed net tax-exempt income1	$4,837,748		$58,273		$2,471,078		$35,578
Undistributed net ordinary income2	47,246		24,637		350,066		—
Undistributed net long-term capital gains	184,352		293,056		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2015, paid on May 1, 2015.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)
The tax character of distributions paid during the Funds' last tax year ended April 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Municipal		Investment		Municipal
	Advantage		Value		Quality		Value
	(NXJ	)	(NJV	)	(NQP	)	(NPN	)
Distributions from net tax-exempt income	$15,305,648		$950,620		$33,000,772		$770,631
Distributions from net ordinary income2	8,616		35,031		7,576		—
Distributions from net long-term capital gains	—		276,526		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of April 30, 2015, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	New Jersey		Pennsylvania		Pennsylvania
	Dividend		Investment		Municipal
	Advantage		Quality		Value
	(NXJ	) 3	(NQP	)	(NPN	)
Expiration:
April 30, 2016	$—		$2,167,149		$—
April 30, 2017	—		13,518		—
Not subject to expiration	4,847,591		2,173,796		61,084
Total	$4,847,591		$4,354,463		$61,084

3	A portion of New Jersey Dividend Advantage's (NXJ) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds' last tax year ended April 30, 2015, the following Funds utilized capital loss carryforwards as follows:

	New Jersey		New Jersey		Pennsylvania
	Dividend		Municipal		Municipal
	Advantage		Value		Value
	(NXJ	)	(NJV	)	(NPN	)
Utilized capital loss carryforwards	$1,933,661		$99,123		$18,377
7. Management Fees and Other Transactions with Affiliates
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

New Jersey Dividend Advantage (NXJ)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

72	Nuveen Investments

New Jersey Municipal Value (NJV)
Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

Pennsylvania Investment Quality (NQP)
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)
8. Borrowing Arrangements
During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2014, New Jersey Dividend Advantage (NXJ) and Pennsylvania Municipal Value (NPN) utilized $4,444,106 and $30,402 respectively, of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.
During July 2015, the Funds, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2016 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

74	Nuveen Investments

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer**	Terence J. Toth

*	Interested Board Member.
**	Will retire from the Funds' Board of Directors/Trustees effective December 31, 2015.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXJ	NJV	NQP	NPN
Common shares repurchased	434,400	—	121,000	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	75

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper New Jersey Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

76	Nuveen Investments

■
Lipper Pennsylvania Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	77

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

78	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Trustees of each Fund (each, a "Board" and each Trustee, a "Board Member"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, at an in-person meeting held on May 11-13, 2015 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.
In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the "Fund Advisers" and each, a "Fund Adviser"); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds' investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser's investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.
The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board's understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.
The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.
The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.
The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements of each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser's organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. ("Nuveen") (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the "TIAA-CREF Transaction").

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund's various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund's investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds' sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpret-

80	Nuveen Investments

ing regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds' sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser's continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser's investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser's ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser's strong commitment to compliance and reviewed information reflecting the compliance group's ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer's report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser's continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser's use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen's continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser's investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds' performance and the investment team. The Board reviewed, among other things, each Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund's premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

• The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

• The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder's investment period.

• The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund's peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund's investment objectives,

82	Nuveen Investments

investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund's fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen New Jersey Dividend Advantage Municipal Fund (the "New Jersey Dividend Advantage Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the one- and three-year periods and the third quartile in the five-year period. The Fund, however, outperformed its benchmark in the one-, three- and five-year periods. The Board recognized the Fund's higher exposure to short to intermediate maturity and pre-refunded bonds detracted from its peer relative performance. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

For Nuveen New Jersey Municipal Value Fund (the "New Jersey Municipal Value Fund"), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods, the Fund outperformed its benchmark in each of such periods. The Board recognized that the Fund's peer ranking was primarily due to its low-leverage mandate; however, due to its low leverage, the Fund's standard deviation of returns was consistently among the lowest in the peer group. Higher exposure to short maturity bonds also detracted from performance. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

For Nuveen Pennsylvania Investment Quality Municipal Fund (the "Pennsylvania Investment Quality Fund"), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen Pennsylvania Municipal Value Fund (the "Pennsylvania Municipal Value Fund"), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-, three- and five-year periods, the Fund outperformed its benchmark in each of such periods. The Board recognized that the Fund's peer ranking was primarily due to its low-leverage mandate. The Fund's underlying bond portfolio, however, produced unlevered returns in line with that of the Pennsylvania Investment Quality Fund, a leveraged Nuveen fund, which ranked in the second quartile of peers in 2014. Due to its low leverage, the Fund's standard deviation of returns was consistently among the lowest in the peer group. The Board also recognized the Fund's positive absolute performance for the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund's

Nuveen Investments	83

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor's net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); differences in services provided and differences in the states reflected in the Peer Universe (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds' fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the New Jersey Municipal Value Fund, the Pennsylvania Investment Quality Fund and the Pennsylvania Municipal Value Fund each had a net management fee and net expense ratio below its peer averages, and the New Jersey Dividend Advantage Fund had a net expense ratio that was higher than the peer average but a net management fee that was in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided

84	Nuveen Investments

by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen's managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen's net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen's adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser's continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser's continued commitment to its business to enhance the Adviser's capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

86	Nuveen Investments

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds' portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser's profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-1015D 12547-INV-B-12/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

MAY 1-31, 2015	0		0	3,785,500

JUNE 1-30, 2015	33,400	$13.11	33,400	3,752,100

JULY 1-31, 2015	46,900	$13.14	46,900	3,705,200

AUGUST 1-31, 2015	27,200	$13.12	27,200	3,752,800

SEPTEMBER 1-30, 2015	13,500	$13.03	13,500	3,739,300

OCTOBER 1-31, 2015	0		0	3,739,300

TOTAL	121,000

* The registrant's repurchase program, for the repurchase of 3,790,000 shares, was authorized August 6, 2014. The program was reauthorized for a maximum repurchase amount of 3,780,000 shares on August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Investment Quality Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: January 7, 2016